UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22485

Avenue Income Credit Strategies Fund
(Exact name of registrant as specified in charter)

399 Park Avenue, 6th Floor New York, NY		10022
(Address of principal executive offices)		(Zip code)

Randolph Takian Avenue Capital Group 399 Park Avenue, 6th Floor New York, NY 10022
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 878-3500

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2014

Item 1. Schedule of Investments. — The schedule of investments for the period ended January 31, 2014, is filed herewith.

Avenue Income Credit Strategies Fund

SCHEDULE OF INVESTMENTS

January 31, 2014 (Unaudited)

Security Description	Coupon	Maturity		Principal Amount (000)		Value

CORPORATE BONDS & NOTES — 107.0%
Aerospace & Defense — 1.7%
Accudyne Industries Borrower / Accudyne Industries LLC (a)	7.75%	12/15/2020			$3,800	$4,028,000

Airlines — 2.7%
US Airways 2000-3C Pass Through Trust	8.39%	3/1/2022		5,370		5,584,625
US Airways 2011-1 Pass Through Trust	10.88%	10/22/2014		1,043		1,094,627
						6,679,252
Auto Components — 3.9%
Chassix Holdings PIK (a)	10.00%	12/15/2018		2,490		2,514,900
Chassix, Inc. (a)	9.25%	8/1/2018		5,600		5,978,000
Stackpole International Intermediate Co. SA (a)	7.75%	10/15/2021		925		964,313
						9,457,213
Chemicals — 3.0%
Kerling PLC (a)	10.63%	2/1/2017		EUR	1,600	2,287,394
Perstorp Holding AB (a)	8.75%	5/15/2017			$4,825	5,150,688
						7,438,082
Commercial Banks — 4.0%
Barclays PLC	8.00%	(b)		EUR	255	351,227
Lloyds Banking Group Capital No.1 PLC (a)	7.88%	11/1/2020			$4,750	5,118,125
Royal Bank of Scotland Group PLC	7.65%	(b)		4,000		4,225,000
						9,694,352
Communications Equipment — 5.1%
Alcatel-Lucent USA, Inc. (a)	8.88%	1/1/2020		3,195		3,538,462
Aspect Software, Inc.	10.63%	5/15/2017		2,925		2,961,563
Avaya, Inc.:
	9.00%	4/1/2019	(a)	3,700		3,838,750
	10.50%	3/1/2021	(a)	2,199		2,034,075
						12,372,850
Computers & Peripherals — 0.8%
Oberthur Technologies Holding SAS (a)	9.25%	4/30/2020		EUR	1,357	1,976,600

Construction Materials — 5.4%
CeramTec Group GmbH (a)	8.25%	8/15/2021		6,100		8,889,510
US Concrete, Inc. (a)	8.50%	12/1/2018			$4,105	4,341,038
						13,230,548
Consumer Finance — 1.8%
Springleaf Finance Corp.	6.90%	12/15/2017		4,000		4,370,000

Containers & Packaging — 1.8%
Ardagh Packaging Finance PLC (a)	9.25%	10/15/2020		EUR	3,000	4,407,011

Diversified Consumer Services — 0.7%
Monitronics International, Inc.	9.13%	4/1/2020			$1,560	1,661,400

Diversified Telecommunication Services — 1.7%
Avanti Communications Group PLC (a)	10.00%	10/1/2019		4,132		4,193,980

Electric Utilities — 1.7%
Energy Future Holdings Corp. (a)	12.25%	3/1/2022		3,655		4,235,231

Energy Equipment & Services — 12.3%
CHC Helicopter SA	9.38%	6/1/2021		9,050		9,479,875
Globe Luxembourg SCA (a)	9.63%	5/1/2018		6,750		7,034,108
Hercules Offshore, Inc.:
	8.75%	7/15/2021	(a)	5,015		5,591,725
	10.25%	4/1/2019	(a)	1,710		1,915,200
Tervita Corp.:
	8.00%	11/15/2018	(a)	2,725		2,793,125
	9.00%	11/15/2018	(a)	CAD	1,500	1,393,939
	10.88%	2/15/2018	(a)		$1,680	1,759,800
						29,967,772

See Accompanying Notes to Schedule of Investments.

Security Description	Coupon	Maturity		Principal Amount (000)		Value

Health Care Equipment & Supplies — 2.1%
ConvaTec Finance International SA PIK (a)	8.25%	1/15/2019		$5,000		$5,137,500

Health Care Providers & Services — 6.1%
HCA, Inc.:
	7.05%	12/1/2027		745		722,650
	7.50%	11/6/2033		120		120,600
	7.58%	9/15/2025		555		570,262
	7.69%	6/15/2025		900		951,750
	7.75%	7/15/2036		525		521,719
Priory Group Ltd. (a)	7.00%	2/15/2018		GBP	3,500	6,041,328
Tenet Healthcare Corp.:
	6.88%	11/15/2031		$2,475		2,165,625
	8.00%	8/1/2020		3,000		3,277,500
	8.13%	4/1/2022		525		572,906
						14,944,340
Hotels, Restaurants & Leisure — 8.6%
Boyd Gaming Corp.	9.00%	7/1/2020		1,946		2,106,545
Caesars Entertainment Operating Co., Inc.:
	9.00%	2/15/2020		6,215		6,013,013
	11.25%	6/1/2017		4,750		4,833,125
Gala Electric Casinos PLC (a)	11.50%	6/1/2019		GBP	1,800	3,158,751
SNAI SpA:
	7.63%	6/15/2018	(a)	EUR	350	477,945
	12.00%	12/15/2018	(a)	350		498,163
The Unique Pub Finance Co. PLC	5.66%	6/30/2027		GBP	2,412	3,969,849
						21,057,391
Household Durables — 3.3%
K Hovnanian Enterprises, Inc.:
	7.00%	1/15/2019	(a)	$240		243,600
	9.13%	11/15/2020	(a)	7,000		7,787,500
						8,031,100
Independent Power Producers & Energy Traders — 0.8%
Illinois Power Generating Co.:
	6.30%	4/1/2020		325		251,063
	7.00%	4/15/2018		1,350		1,134,000
	7.95%	6/1/2032		650		507,000
						1,892,063
Insurance — 3.5%
American International Group, Inc.:
	8.00%	5/22/2038	(a)	EUR	3,000	4,727,866
	8.18%	5/15/2058		$3,000		3,727,500
						8,455,366
Internet Software & Services — 0.4%
BMC Software Finance, Inc. (a)	8.13%	7/15/2021		1,000		1,032,500

Machinery — 0.8%
Waterjet Holdings, Inc. (a)	7.63%	2/1/2020		1,840		1,881,400

Marine — 2.7%
Navios Maritime Acquisition Corp / Navios Acquisition Finance US, Inc. (a)	8.13%	11/15/2021		450		459,000
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.:
	7.38%	1/15/2022	(a)	1,046		1,053,845
	8.13%	2/15/2019		4,887		4,984,740
						6,497,585
Media — 9.1%
Clear Channel Communications, Inc.	11.25%	3/1/2021		8,610		9,341,850
Clear Channel Worldwide Holdings, Inc.	7.63%	3/15/2020		3,500		3,692,500
Gibson Brands, Inc. (a)	8.88%	8/1/2018		2,875		3,054,687
Univision Communications, Inc.:
	7.88%	11/1/2020	(a)	3,000		3,300,000

See Accompanying Notes to Schedule of Investments.

Security Description	Coupon	Maturity		Principal Amount (000)		Value

	8.50%	5/15/2021	(a)		$2,500	$2,743,750
						22,132,787
Metals & Mining — 1.7%
Schmolz + Bickenbach Luxembourg SA (a)	9.88%	5/15/2019		EUR	2,268	3,349,070
Wise Metals Group LLC / Wise Alloys Finance Corp. (a)	8.75%	12/15/2018			$820	869,200
						4,218,270
Multiline Retail — 2.3%
JC Penney Corp., Inc.	5.65%	6/1/2020		7,650		5,450,625
The Neiman Marcus Group, Inc. (a)	8.00%	10/15/2021		150		157,125
						5,607,750
Oil, Gas & Consumable Fuels — 8.6%
Connacher Oil and Gas Ltd. (a)	8.50%	8/1/2019		4,000		2,870,000
Halcon Resources Corp.:
	8.88%	5/15/2021		6,300		6,284,250
	9.25%	2/15/2022	(a)	3,458		3,483,935
Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC	10.75%	10/1/2020		4,800		5,196,000
Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp. II	8.38%	6/1/2020		1,575		1,752,187
Westmoreland Coal Company (a)	10.75%	2/1/2018		1,360		1,472,200
						21,058,572
Personal Products — 2.6%
Ontex IV (a)	7.50%	4/15/2018		EUR	4,560	6,371,472

Pharmaceuticals — 0.2%
Pinnacle Merger Sub, Inc. (a)	9.50%	10/1/2023			$400	432,000

Road & Rail — 2.5%
Jack Cooper Holdings Corp. (a)	9.25%	6/1/2020		5,675		6,199,938

Software — 1.5%
Infor US, Inc.	9.38%	4/1/2019		3,250		3,656,250

Specialty Retail — 1.1%
CDW LLC / CDW Finance Corp.	8.50%	4/1/2019		2,500		2,743,750

Wireless Telecommunication Services — 2.5%
Arqiva Broadcast Finance PLC (a)	9.50%	3/31/2020		GBP	3,375	6,172,326
TOTAL CORPORATE BONDS & NOTES (Cost $247,845,254)						261,234,651

SENIOR LOANS — 16.9% (c)
Aerospace & Defense — 0.2%
DAE Aviation Holdings, Inc. 2nd Lien Term Loan (d)	7.75%	7/30/2019			$460	466,900

Containers & Packaging — 2.7%
Clondalkin Aquisition B.V. 2nd Lien Term Loan (d) (e)	10.00%	11/30/2020		6,600		6,534,000

Diversified Telecommunication Services — 2.6%
Tyrol Acquisitions 2 SAS 2nd Lien Term Loan PIK (d)	4.49%	7/28/2016		EUR	4,803	6,269,434

Electric Utilities — 0.8%
Astoria Generating Company Acquisitions Term Loan (d)	8.50%	10/26/2017			$1,950	2,004,854

Energy Equipment & Services — 2.2%
Stallion Oilfield Services, Ltd. Term Loan B (d) (e)	8.00%	6/19/2018		5,206		5,300,222

Food Products — 1.6%
Cucina Acquisition Limited 2nd Lien Term Loan D PIK (d) (e)	3.73%	3/12/2017		GBP	2,532	3,912,169

Household Products — 2.3%
KIK Custom Products, Inc. 2nd Lien Term Loan (d)	9.50%	10/29/2019			$5,680	5,698,914

Media — 2.0%
Tech Finance & Co. SCA Term Loan B (d)	7.25%	7/10/2020		4,875		4,945,103

Multiline Retail — 0.6%
Hudson’s Bay Company 2nd Lien Term Loan (d)	8.25%	11/4/2021		1,500		1,546,245

See Accompanying Notes to Schedule of Investments.

Security Description	Coupon	Maturity	Principal Amount (000)	Value

Oil, Gas & Consumable Fuels — 1.5%
Bennu Oil & Gas LLC, 2nd Lien Term Loan (d)	10.25%	11/1/2018	$3,700	$3,709,250

Software — 0.4%
Applied Systems, Inc. 2nd Lien Term Loan (d)	7.50%	1/23/2022	900	920,250
TOTAL SENIOR LOANS (Cost $40,400,814)				41,307,341

CONVERTIBLE BONDS — 2.4%
Machinery — 0.6%
Meritor, Inc.	7.88%	3/1/2026	1,045	1,517,862

Thrifts & Mortgage Finance — 1.8%
MGIC Investment Corp. (a)	9.00%	4/1/2063	3,625	4,272,969
TOTAL CONVERTIBLE BONDS (Cost $5,091,231)				5,790,831

			Shares
EQUITY — 1.5%
Index — 1.5%
SPDR Barclays High Yield Bond ETF			90,517	3,692,188
TOTAL EQUITY (Cost $3,675,212)				3,692,188
TOTAL LONG-TERM INVESTMENTS — 127.8% (Cost $297,012,511)				312,025,011

			Principal Amount (000)
SHORT-TERM INVESTMENTS — 9.1%
REPURCHASE AGREEMENT — 9.1%
State Street Repurchase Agreement, dated 1/31/14, due 2/3/14 at 0.01%, collateralized by Federal National Mortgage Association obligations maturing 10/17/22, market value $22,645,348 (repurchase proceeds $22,198,780)			$22,199	22,198,762
TOTAL SHORT-TERM INVESTMENTS — 9.1% (Cost $22,198,762)				22,198,762
TOTAL INVESTMENTS — 136.9% (Cost $319,211,273)				334,223,773

			Shares
EQUITY SOLD SHORT — (4.1)%
Index — (4.1)%
iShares iBoxx Investment Grade Corporate Bond ETF			(85,969)	(10,001,633)
TOTAL EQUITY SOLD SHORT — (4.1)% (Proceeds $9,784,804)				(10,001,633)
BORROWINGS — (41.0)%				(100,000,000)
OTHER ASSETS & LIABILITIES — 8.2%				19,967,086
NET ASSETS — 100.0%				$244,189,226

Percentages are calculated as a percentage of net assets as of January 31, 2014.

(a) Securities exempt from registration under Rule 144a of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration to Qualified Institutional Investors, as defined in Rule 144a promulgated under the Securities Act of 1933, as amended.

(b) Perpetual Maturity.

See Accompanying Notes to Schedule of Investments.

(c) Interest rates on Senior Loans may be fixed or may float periodically.  On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate.  The base rate is usually a standard inter-bank offered rate, such as a LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rate used by commercial lenders.  Floating rate Senior Loans adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually.

(d) Variable Rate Security.  Rate shown is rate in effect at January 31, 2014.

(e) For fair value measurement disclosure purposes, security is categorized as Level 3.

PIK - Payment in Kind

PLC - Public Limited Company

SCA - Societe en Commandite par Actions

Geographic Allocation of Investments:

Country	Percentage of Net Assets	Value
United States (Includes Short-Term Investments)	79.1%	$193,182,762
United Kingdom	19.0	46,464,257
Canada	6.9	17,026,336
France	6.9	16,729,599
Norway	3.9	9,479,875
Luxembourg	3.8	9,165,500
Germany	3.6	8,889,510
Netherlands	2.7	6,534,000
Greece	2.7	6,497,585
Belgium	2.6	6,371,472
Sweden	2.1	5,150,688
Ireland	1.8	4,407,011
Switzerland	1.4	3,349,070
Italy	0.4	976,108
Total Investments	136.9%	$334,223,773
United States (securities sold short)	(4.1)	(10,001,633)
Total Securities Sold Short	(4.1)%	$(10,001,633)

The geographic allocation is based on where Avenue Capital Management II L.P., the investment adviser, believes the country of risk to be.  Country of risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered.

Forward Foreign Currency Contracts:

Settlement Date	Amount		Value	In Exchange for U.S. $	Net Unrealized Appreciation (Depreciation)	Counterparty

Forward Foreign Currency Contracts to Buy:
02/07/2014	CAD	1,578,375	$1,417,039	$1,413,286	$3,753	State Street Bank and Trust Co.
02/07/2014	EUR	36,861,797	49,715,527	50,034,332	(318,805)	State Street Bank and Trust Co.
02/07/2014	GBP	14,039,814	23,079,520	23,140,857	(61,337)	State Street Bank and Trust Co.
					(376,389)
Forward Foreign Currency Contracts to Sell:
02/07/2014	CAD	1,578,375	1,417,039	1,511,484	94,445	State Street Bank and Trust Co.
05/07/2014	CAD	1,578,375	1,414,073	1,410,294	(3,779)	State Street Bank and Trust Co.
02/07/2014	EUR	36,861,797	49,715,527	50,098,789	383,262	State Street Bank and Trust Co.
05/07/2014	EUR	28,727,364	38,746,744	38,939,022	192,278	State Street Bank and Trust Co.
02/07/2014	GBP	14,039,814	23,079,520	22,539,620	(539,900)	State Street Bank and Trust Co.
05/07/2014	GBP	14,039,814	23,063,982	23,125,118	61,136	State Street Bank and Trust Co.
					187,442
	TOTAL				$(188,947)

See Accompanying Notes to Schedule of Investments.

CAD - Canadian Dollar

EUR - Euro Currency

GBP - Great British Pound

See Accompanying Notes to Schedule of Investments.

Avenue Income Credit Strategies Fund

Notes to Schedule of Investments

January 31, 2014 (unaudited)

1. Organization

Avenue Income Credit Strategies Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund commenced operations on January 27, 2011.

2. Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the Schedule of Investments.

SECURITY VALUATION — Corporate Bonds and Notes (including convertible bonds) and unlisted equities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data.  Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Equity securities listed on a U.S. Stock Exchange are valued at the latest quoted sales price on valuation date. Securities listed on a foreign exchange are valued at their closing price.

Where reliable market quotes are not readily available, loans and debt obligations are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees of the Fund (the “Board”). Any investment and other assets or liabilities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board.

Forward foreign currency contracts are valued using quoted foreign exchange rates. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. For those issuers who are not paying in full, interest is only recognized if amounts are reasonably estimable and collectable. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities, subject to collectability.

Avenue Income Credit Strategies Fund

Notes to Schedule of Investments (continued)

January 31, 2014 (unaudited)

SENIOR LOANS — The Fund purchases assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Schedule of Investments.  It is the Fund’s policy to net the unrealized appreciation and depreciation amounts for the same counterparty.

SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Avenue Income Credit Strategies Fund

Notes to Schedule of Investments (continued)

January 31, 2014 (unaudited)

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount, which is considered to represent fair value. It is the Fund’s policy that the value of collateral pledged (the securities received), which consists primarily of U.S. government securities and those of its agencies or instrumentalities, is not less than the repurchase price and is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including bankruptcy or other default of a seller of a repurchase agreement.

UNFUNDED LOAN COMMITMENTS — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion.

3. Derivative Instruments & Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund used forward foreign currency contracts.

At January 31, 2014, the fair value of derivative instruments in an asset position and in a liability position and whose primary underlying risk exposure is foreign exchange risk was $734,874 and $(923,821), respectively.

4. Related Party Transactions

Affiliates of the Fund may have lending, brokerage, underwriting, or other business relationships with issuers of securities in which the Fund invests. Morgan Stanley, the global financial services firm, owns an indirect, non-controlling minority interest in Avenue Capital Group. During the period, the Fund acquired securities through unaffiliated broker-dealers which were part of underwriting groups in which Morgan Stanley participated.

5. Unrealized Appreciation/(Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Fund at January 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost of investments	$319,211,273

Gross unrealized appreciation	$18,283,284
Gross unrealized (depreciation)	(3,270,784)
Net unrealized appreciation of investments	$15,012,500
Net unrealized (depreciation) on securities sold short	$(216,829)
Net unrealized appreciation	$14,795,671

Avenue Income Credit Strategies Fund

Notes to Schedule of Investments (continued)

January 31, 2014 (unaudited)

6. Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

•                  Level 1 — Prices are determined using quoted prices in an active market for identical assets.

•                  Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

•                  Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The valuation techniques used by the Fund to measure fair value during the period ended January 31, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior loans are valued using inputs which include broker-dealer quotes or quotes received from independent pricing services that take into account quotes received from broker-dealers or other market sources pertaining to the issuer or security. The Fund may also engage a third party appraiser or other valuation techniques, as described in the private equity section above, to value these securities. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. To the extent that these inputs are observable, the values of senior loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Avenue Income Credit Strategies Fund

Notes to Schedule of Investments (continued)

January 31, 2014 (unaudited)

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Equity Securities— Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary of the tiered valuation input levels, as of January 31, 2014. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the Schedule of Investments may materially differ from the value received upon actual sale of those investments.

Investment Securities in an Asset Position	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Bonds & Notes	$—	$261,234,651	$—	$261,234,651
Senior Loans	—	29,473,119	11,834,222	41,307,341
Convertible Bonds	—	5,790,831	—	5,790,831
Equity	3,692,188	—	—	3,692,188
Repurchase Agreements	—	22,198,762	—	22,198,762
Total Asset Position	$3,692,188	$318,697,363	$11,834,222	$334,223,773

Investments in a Liability Position
Securities Sold Short	(10,001,633)	—	—	(10,001,633)

Forward Foreign Currency Contracts*	—	(188,947)	—	(188,947)
Total Liability Position	$(10,001,633)	$(188,947)	$—	$(10,190,580)

* Other financial instruments such as forward foreign currency contracts are valued at the unrealized appreciation/(depreciation) of the instrument.

Quantitative Information about Level 3 Fair Value Inputs

	Fair Value At January 31, 2014	Valuation Technique	Unobservable Input	Range

Senior Loans	$11,834,222	Third -Party Vendor	Vendor quotes	$97 - $102

Avenue Income Credit Strategies Fund

Notes to Schedule of Investments (continued)

January 31, 2014 (unaudited)

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Fund and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Fund’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate. The Committee is also responsible for monitoring the implementation of the pricing policies by the Fund and third parties which perform certain pricing functions in accordance with the pricing policies. The Investment Adviser is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Investment Adviser perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by and the Committee.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments
	in
	Senior Loans	Total

Balance as of October 31, 2013	$15,488,767	$15,488,767
Cost of purchases	—	—
Proceeds from sales	(13,080)	(13,080)
Transfers to Level 3	—	—
Transfers from Level 3	(3,769,992)	(3,769,992)
Accrued discount (premium)	5,175	5,175
Realized gains (losses)	(30)	(30)
Change in net unrealized appreciation (depreciation)	123,382	123,382
Balance as of January 31, 2014	$11,834,222	$11,834,222
Change in net unrealized appreciation (depreciation) on Investments still held as of January 31, 2014	$123,382	$123,382

Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 3 to Level 2 were due to an increase in the availability of significant inputs in determining the fair value of these investments.

For information related to geographical and industry categorization of investments and types of derivative contracts held, please refer to the Schedule of Investments.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days prior to the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Avenue Income Credit Strategies Fund

By	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date	March 27, 2014

Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report had been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date	March 27, 2014

By	/s/ Stephen M. Atkins
Stephen M. Atkins
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	March 27, 2014